Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Elevra Lithium Limited (the “Company”) for the fiscal year ended June 30, 2026 as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Lucas Dow, Managing Director and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 2 November 2026

/s/ Lucas Dow
Lucas Dow
Managing Director and Chief Executive Officer of Elevra Lithium Limited